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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation of our report dated February 28, 2001, included in this Annual Report on Form 10-K.

                                           /s/ Rubin, Brown, Gornstein & Co.,
                                                          LLP
                                          _____________________________________
                                           Rubin, Brown, Gornstein & Co., LLP

St. Louis, Missouri
March 29, 2001